Exhibit 10.04

T W I C  H O U S I N G  C O R P.
--------------------------------


Canadian  Rockport  Homes  Ltd.
5603-Main  St.,  Vancouver,  B.C.
January  10th,  2000


Attention  W.R.  Malone,  President

Re:                           Housing  plant  for  Chile  Revised  offer

Gentlemen:

Our offer of February 14th, 2000 was made on the assumption that the plant would be located within an existing building containing crane ways. As of this date, the plant will be located on an undeveloped site, and therefore will require a gantry and shelters for operations and steaming. The following offer makes provision for supply of these facilities by TWiC.

OUR  OFFER  IS  THE  FOLLOWING:
-------------------------------

To  supply  Proprietary  Equipment  consisting  of:
---------------------------------------------------

     1.   16-Molds

     2.   16-Vertically  mobile  platforms

     3.   16-Joist  molds

     4.   An  insulated  roof  over  molds  with  roof  access  canopies

     5.   Insulated  walls  and  tarpaulins  around  the  mold  shelter

     6.   A  custom  gantry  of 60 ft span and 38 ft lift with 2-10 ton trolleys

     7.   2-Handling  frames

To  supply  a  Technology  and  Services  Package  consisting  of:
------------------------------------------------------------------
     1.   Plant  design

     2.   Procurement  support  for  mobilizing non-proprietary plant equipment.

     3.   Engineering  support  for  supervision  of  plant  civil  works

     4.   Procurement  support  for  mobilizing  production  materials

     5.   Shop  drawings  and  rebar  schedules for the first year of production

     6.   supervision  and  training  for  plant  start-up

                                            WM HG
LUMP  SUM  FOR  THE ABOVE -----------  US $1,400,000.00
--------------------------------------------------------------------
                                          AND 100,000 SHARES OF ROCKPORT VALUED
                                          -------------------------------------
                                          AT $2:00 USD/PER SHARE WM HG
                                          -------------------------------------


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NOT  INCLUDED  IN  THE  ABOVE  AND  TO  BE  SUPPLIED  BY  THE  LICENSEE:
------------------------------------------------------------------------
PLANT  SITE---
--------------
        NOT  LESS  THAN  3  ACRES
        GENERALLY  LEVEL
        ACCESS  TO  HIGHWAYS
        POWER,  WATER  SERVICE  AVAILABLE

PLANT  EQUIPMENT  TO  BE  SUPPLIED  BY  THE  LICENSEE  TO  TWIC  SPECIFICATIONS
-------------------------------------------------------------------------------
     1. CONCRETE SYSTEM COMPRISING-4 HIGH-PRESSURE HYDRAULIC PUMPS WITH ACCESSORIES
                                  1  INTEGRATED  BATCHING  PLANT  (OPTIONAL)
                                  2  CEMENT  SILOS  (OPTIONAL)
                                  1  FRONT-END  LOADER
                                  2 COMPRESSORS WITH SURGE TANKS AND YARD LINES 1- STEAM GENERATOR AND DISTRIBUTION LINES
     2.  UTILITIES  EQUIP  COMPRISING---  YARD  ELECTRICAL  AND  LIGHTING
                                  WATER  SUPPLY,  DRAINAGE

OTHER  ITEMS  NOT  INCLUDED
---------------------------
     -G.S.T.,  P.S.T.,  AND  ANY  OTHER  GOVERNMENT  TAXES  AND  FEES
     -ALL  TRANSPORT  AND  OFFLOADING  AT  PLANT  SITE
     -ALL  SITE  LABOR  AND  LOCAL  MANAGEMENT  EXCEPT  MOLD  ASSEMBLY
     -ALL MATERIALS OF CONSTRUCTION FOR IMPROVEMENT OF THE PLANT SITE, FOR LEVELING, PAVING, CASTING SLAB, GANTRY RAIL BEDS, PLANT OFFICE, FINISHING SHELTER, BOILER HOUSE


TERMS:
------

Initial down payment of US$300,000, then progressive draws on an irrevocable letter of credit at a Vancouver branch of a suitable bank.

This  offer  remains  will  be  subject  to  change  after  March  30th,  2100.


PROJECT  CONTROL
----------------

     1. TWiC housing Corp. will control decisions regarding plant design, equipment selection, equipment installation and all other technical aspects for mobilizing the plant development and operation. Override of control will release TWiC from responsibility for plant performance.

     2. TWiC will not be subject to penalties for delays or failure to complete due to acts of the Buyer or other parties, or due to weather, disasters, or political interference.

     3. Except as otherwise stipulated, this agreement shall be subject to the interpretations and conditions of the Canadian Construction Document for Stipulated Price Contract.


SCHEDULE
--------

Activity, engineering and fabrication, will commence with receipt of down payment.
Assuming satisfactory co-operation of the Licensee, at plant training on the installed equipment can begin within 150 days of start of activity.


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OFFER  BY  TWIC  HOUSING  CORP.
-------------------------------

SIGNED     /S/  HARRY  GORDON               DATE     JAN  10/2001
--------------------------------------------------------------------------------


OFFER  ACCEPTED  BY
-------------------

SIGNED     /S/  WILLIAM  R.  MALONE          DATE     JAN  16/01
--------------------------------------------------------------------------------

Price  Adjusted  to  1.4  M  plus  100,000  Rockport shares @ $2/share USD WM HG



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